SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 31, 2005



                        PARADIGM MEDICAL INDUSTRIES, INC.
                        ---------------------------------
             (Exact name of registrant as specified in this Charter)



          Delaware                       0-28498                   87-0459536
          --------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)




         2355 South 1070 West, Salt Lake City, Utah               84119
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           (Address of principal executive offices)            (Zip Code)



       Registrant's Telephone Number, Including Area Code: (801) 977-8970
                                                           --------------





                                 Does Not Apply
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          (Former name or former address, if changed since last report)

ITEM 4.01     Changes in Registrant's Certifying Accountant.

         On March 28, 2005, the Company dismissed its independent auditor relationship with Tanner LC ("Tanner") (A letter from Tanner is attached to this filing as an exhibit.) The decision to change accountants was approved by the Company's Audit Committee for the purpose of cost savings.

         During the fiscal years ended December 31, 2003 and 2002 and the subsequent interim period preceding the dismissal of Tanner, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or any reportable events, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In addition, the reports by Tanner on the balance sheet as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 2003, did not contain an adverse opinion or a disclaimer of opinion nor were qualified or modified as to uncertainty, audit scope or accounting principles, except that they were qualified to include an explanatory paragraph regarding the Company's ability to continue as a going concern.

         On March 31, 2005, the Company engaged Chisholm Bierwolf & Nilson, LLC ("Chisholm") as its independent auditors who will audit and report on the financial statements of the Company for the fiscal year ended December 31, 2004. (A copy of a letter from Chisholm acknowledging review of this disclosure and engagement as the Company's new independent auditor is attached to this filing as an exhibit.)

         Prior to engaging Chisholm, neither the Company nor anyone acting on its behalf consulted with Chisholm regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. In addition, during the Company's fiscal year ended December 31, 2004, and during the period January 1, 2005 through March 31, 2005, neither the Company, nor anyone acting on its behalf consulted with Chisholm with respect to any matters that were the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

         Pursuant to Item 304 of Regulation S-K, the Company submitted a copy of this Form 8-K to Tanner prior to filing with the Commission.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

         16.1 Letter from Tanner LC dated April 15, 2005 agreeing with the statements in the Form 8-K.
         16.2 Letter from Chisholm Bierwolf & Nilson, LLC dated April 15, 2005 agreeing with statements in the Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PARADIGM MEDICAL INDUSTRIES, INC.
                                         (Registrant)



Date: April 15, 2005.                    By: /s/ John Y. Yoon
                                         --------------------------
                                         John Y. Yoon
                                         President and Chief Executive Officer


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